SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 25, 2003

OLYMPUS COMMUNICATIONS, L.P.

OLYMPUS CAPITAL CORPORATION

FRONTIERVISION OPERATING PARTNERS, L.P.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS, L.P.

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

ARAHOVA COMMUNICATIONS, INC.

(Exact name of registrants as specified in its charter)

Delaware Delaware Delaware Delaware Delaware Delaware Delaware Delaware (State or other jurisdiction of incorporation)	333-19327 333-19327-01 333-9535 333-9535-01 333-36519 333-36519-01 333-75567-01 0-16899 (Commission File Numbers)	25-1622615 23-2868925 84-1316775 84-1353734 84-1432334 84-1432976 84-1481765 23-1844576 (IRS Employer Identification Nos.)

One North Main Street—Coudersport, PA	16915-1141
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (814) 274-9830

Item 9.    Regulation FD Disclosure

On February 28, 2003, Adelphia Communications Corporation (the “Company”) and certain other debtor-in-possession subsidiaries of the Company, including the registrants, filed their monthly operating reports for the month of January 2002 (the “Operating Report”) with United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the bankruptcy court reporting schedules of the Operating Report as filed with the Bankruptcy Court. The Operating Report shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth in such filing.

The registrants caution readers not to place undue reliance upon the information contained in the Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. The Operating Report is subject to revision. The Operating Report also contains information for periods, which may be shorter or otherwise different from those contained in the registrants’ reports pursuant to the Exchange Act.

Corrections of Accounting Policies and Practices

As disclosed in its Current Report on Form 8-K, dated June 10, 2002 (the “June 10 8-K”), the Company identified several areas where the accounting policies that had been followed by the Company under the management of the Rigas family were believed to be erroneous and determined that it would make certain adjustments to its financial statements as of December 31, 2001 and 2000. The adjustments were intended to correct items in operating results previously announced by the Rigas management and reflect the application of accounting policies in accordance with GAAP. One of the areas for correction identified in the June 10 8-K, was the capitalization of labor expenses.

As part of the Company’s ongoing review of its historical books and records and its financial restatement, effective January 1, 2003, the Company corrected many of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to capitalization of labor, labor-related expenses, certain overhead expenses, and certain materials used in the maintenance of its cable systems. Current management believes that the corrections are necessary in order to be in accordance with GAAP.

Under Rigas management accounting policies and practices, labor and labor-related expenses for service calls and normal, ongoing maintenance to cable systems, as well as certain overhead expenses and certain materials, were being accounted for at least in substantial, if not in total part as capitalized costs in PP&E. Current management has determined that the correct accounting treatment for these costs is to expense these costs as incurred, rather than capitalize them, and will reflect such costs in the monthly unaudited consolidated statement of operations (“statement of operations”) filed with the Operating Report as expenses beginning on January 1, 2003. The monthly impact to the statement of operations from the corrections in the Company’s erroneous accounting policies and practices for PP&E is estimated to be a net increase in expenses of approximately $9 million in January 2003 as compared to the average of the July through December results in the statement of operations filed with the Operating Reports for 2002. The impact to the statement of operations in the future may vary based upon levels of activities.

The Company estimates that the total monthly increase in expenses from these corrections of erroneous accounting policies and practices in PP&E is approximately $19 million. However, as disclosed in the Operating Report filed for December 2002, the Company recorded an adjustment expensing approximately $21 million for the period from July 1, 2002 through December 31, 2002 for costs erroneously capitalized under Rigas management accounting policies and practices. The adjustment recorded in December, which increases expenses by an average of approximately $3.5 million per month, is included in the increase in expenses of approximately $19 million, as noted above. Furthermore, as reported in each of the Operating Reports for 2002, the Company has been recording an estimated provision for accounting changes of $8.5 million per month since January 1, 2002, which offsets the $19 million estimate. Based on the correction in the accounting policies and practices in PP&E as noted above, beginning on January 1, 2003, the Company will reduce the monthly estimated provision for accounting changes to $2.0 million for estimated future accounting adjustments, including further adjustments in PP&E. There can be no assurance, however, that future adjustments will not be greater than such estimate.

Current management has not completed its review of the Company’s historical books and records, accounting policies and practices, and financial statements, and is continuing its comprehensive evaluation of accounting policies and practices regarding PP&E, including the capitalization of costs. The scope and magnitude of further corrections in erroneous accounting policies and practices including those related to PP&E has not been determined at this time; however, such corrections may result in further adjustments to Adelphia’s Monthly Operating Reports and these adjustments may be material. The Company has not restated Adelphia’s previously filed Monthly Operating Reports and the Company has not determined the impact of these corrections on the financial statements for the years ended December 31, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E have not yet been finalized. The impact of any other further changes could be material.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by the Rigas management of the Company: (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2002 and does not anticipate timely filing of its Annual Report on Form 10-K as of and for the year ended December 31, 2002; (b) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the year ended December 31, 2001; (c) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (d) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, June 30, 2002 or September 30, 2002, or filed with the Commission its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun thepreparation of new financial statements for the periods in question; as a result of certain actions of prior management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by Rigas management on other matters of interest to investors, such as the Company’s rebuild percentage (the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding Adelphia Communications Corporation and its subsidiaries’ (collectively, the “Company’s”) expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.

Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company’s filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Annual Report on Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled “Risk Factors” contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company’s filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the lack of substantial cable industry experience among certain members of the Company’s senior management; (d) the effects of government regulations and the actions of local cable franchise authorities; (e) the availability of debtor-in-possession financing and surety bonds to support the Company’s operations; (f) the results of the Company’s internal investigation and the matters described above under “Cautionary Statement Regarding Financial and Operating Data”; (g) actions of the Company’s competitors; (h) the pricing and availability of equipment, materials, inventories and programming; (i) product acceptance and customer spending patterns; (j) the Company’s ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (k) technological developments; (l) matters relating to or in connection with the recent bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (m) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (n) the movement of interest rates and the resulting impact on the Company’s interest obligations with respect to its pre-petition bank debt and Debtor-in-Possession financing; and (o) the delisting of the “Company’s” common stock by Nasdaq. Many of such factors are beyond the control of the Company and its current management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2003	OLYMPUS COMMUNICATIONS, L.P.
(Registrant)

By: ACC OPERATIONS, INC.,
its Managing General Partner

By: /s/ Christopher T. Dunstan
Christopher T. Dunstan Chief Financial Officer

OLYMPUS CAPITAL CORPORATION
(Registrant)

By: /s/ Christopher T. Dunstan
Christopher T. Dunstan Chief Financial Officer

FRONTIERVISION OPERATING PARTNERS, L.P.
(Registrant)

By: FRONTIERVISION HOLDINGS, L.P.,
its General Partner

By: FRONTIERVISION PARTNERS, L.P.,
its General Partner

By: ADELPHIA GP HOLDINGS, L.L.C.,
its General Partner

By: ACC OPERATIONS, INC.,
its Sole Member

By: /s/ Christopher T. Dunstan
Christopher T. Dunstan
Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By:	/s/ Christopher T. Dunstan
Christopher T. Dunstan
Chief Financial Officer

FRONTIERVISION HOLDINGS, L.P., (Registrant)

By: FRONTIERVISION PARTNERS, L.P.,
its General Partner

By: ADELPHIA GP HOLDINGS,
L.L.C., its General Partner

By: ACC OPERATIONS, INC.,
its Sole Member

By: /s/ Christopher T. Dunstan
Christopher T. Dunstan
Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)

By:	/s/ Christopher T. Dunstan
Christopher T. Dunstan
Chief Financial Officer

FRONTIERVISION HOLDINGS II CAPITAL CORPORATION (Registrant)

By:	/s/ Christopher T. Dunstan
Christopher T. Dunstan
Chief Financial Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Christopher T. Dunstan
Christopher T. Dunstan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended January 31, 2003, dated February 28, 2003.

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